EX-99.2(d)

         COMMON SHARES
         OF BENEFICIAL INTEREST

Number       PAR VALUE $.001
BPK

            ORGANIZED UNDER THE LAWS
            OF THE STATE OF DELAWARE

            The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (I) the United States, or any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (II) any organization (other than a farmer's cooperative described inss. 521 of the Internal Revenue Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C.ss.ss.1-1399 and not subject to the tax imposed by 28 U.S.C.ss.511; or (III) any rural electric or telephone cooperative described inss.1381(A)(2)(C) of the Code.


                      Shares


  THIS CERTIFICATE IS TRANSFERABLE
  IN CANTON MA, JERSEY CITY, NJ
  OR IN NEW YORK CITY

  CUSIP  09248C  10  6
  SEE REVERSE FOR CERTAIN DEFINITIONS


      BlackRock Municipal 2018 Term Trust

            THIS CERTIFIES THAT




      IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


      BlackRock Municipal 2018 Term Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the facsimile signatures of the duly authorized officers of the Trust.

      DATED:

      COUNTERSIGNED AND REGISTERED:
           EQUISERVE TRUST COMPANY, N.A.

BY                  TRANSFER AGENT AND REGISTRAR

                                    /s/ Anne Ackerley   /s/ Ralph L. Schlosstein

             AUTHORIZED SIGNATURE   SECRETARY           PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common          UNIF GIFT MIN ACT--...Custodian....
     TEN ENT - as tenants by the entireties                     (Cust)   (Minor)
     JT TEN  - as joint tenants with right
               of survivorship and not as                       Act.............
               tenants in common                                      (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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------------------------------ Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

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------------------------------ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated
      ------------------------------------


                      X
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                      X
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               NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                        OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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